UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 12, 2009

Capital Gold Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-13078	13-3180530
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

76 Beaver Street New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 344-2785

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2009, Capital Gold Corporation (the “Company”) issued a press release announcing its financial results for the second fiscal quarter ended January 31, 2009.

A copy of the press release is furnished as Exhibits 99.1 to this Current Report on Form 8-K.  The information furnished in this Item 2.02 to Current Report on Form 8-K and Exhibit 99.1attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01  Other Events.

On March 12, 2009, Gammon Gold Inc. (“Gammon Gold”) and the Company issued a joint press release announcing that Gammon Gold and the Company have entered into a letter agreement relating to Gammon Gold’s acquisition of the Company in an all-stock transaction (the “Acquisition”), subject to satisfactory completion of technical, operational and financial due diligence, the negotiation of definitive documentation, receipt of Company shareholder approval, regulatory approvals, the Company’s receipt of a fairness opinion and the satisfaction of certain other conditions.

Important Additional Information Regarding the Acquisition will be filed with the SEC.

This is not, and is not intended to be, a solicitation of proxies or an offer of securities.  The Company and Gammon Gold have not yet finalized the structure of the Acquisition.  If the Acquisition is structured as a merger, the parties will file a joint proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”).  If the Acquisition is structured as a tender offer, Gammon Gold will file a Tender Offer Statement on Schedule TO, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE SEC FILINGS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND THE PARTIES TO THE ACQUISITION.  Investors and security holders may obtain a free copy of these SEC filings (when available) and other documents filed by the Company or Gammon Gold at the SEC Web site http://www.sec.gov.  These SEC filing and other documents also may be obtained for free from the Company by directing such request to Capital Gold Corporation, Investor Relations, 76 Beaver Street, 14th floor, New York, New York 10005 or at Capital Gold’s Web site at www.capitalgoldcorp.com or from Gammon Gold by directing such request to Gammon Gold, Inc., Investor Relations, 1701 Hollis Street, Suite 400, Founders Square, PO Box 2067, Halifax, Nova Scotia, B3J 2Z1, Canada or at Gammon's Web site at www.gammongold.com.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

99.1	Press release issued by Capital Gold Corporation dated March 13, 2009

99.2	Joint press release issued by Gammon Gold Inc. and Capital Gold Corporation dated March 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

March 13, 2009	By:	/s/ Christopher Chipman
Christopher Chipman
Chief Financial Officer